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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): June 8, 1998
                                                      ------------

                             CYTOGEN CORPORATION
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)


   Delaware                   333-02015                   22-2322400
---------------              -----------                -------------
(State or other              (Commission                (IRS Employer
jurisdiction of                File No.)              Identification No.)
Incorporation or
Organization)


 600 College Road East, CN 5308, Princeton, New Jersey         08540-5308
 ------------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code: (609) 987-8200
                                                        --------------

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Item 5.  Other Events.
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     On June 8, 1998, CYTOGEN Corporation issued the attached press release.

Item 7.  Exhibits.
         ---------
99.1 Press release issued by CYTOGEN Corporation on June 8, 1998





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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CYTOGEN CORPORATION



                              By   /s/ Donald F. Crane, Jr.
                                   --------------------------------
                                   Name:  Donald F. Crane, Jr.
                                   Title: Vice President General Counsel and
                                          Corporate Secretary

Date: June 8, 1998





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                               EXHIBIT INDEX


Number                           Description                          Page

 99.1           Press Release issued by CYTOGEN Corporation on
                June 8, 1998                                            5





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